UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06024

Exact name of registrant as specified in charter:	Aberdeen Indonesia Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2015

Item 1. Reports to Stockholders. –

Aberdeen Indonesia Fund, Inc. (IF)

Semi-Annual Report
June 30, 2015

Aberdeen
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Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Indonesia Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2015. The Fund’s primary investment objective is long-term capital appreciation with income as a secondary objective, which the Fund seeks to achieve by investing primarily in Indonesian equity and debt securities.

Total Return Performance

For the six months ended June 30, 2015, the total return to shareholders of the Fund, based on the net asset value (“NAV”), net of fees, of the Fund was -14.2%, assuming reinvestment of dividends and distributions versus a return of -11.7% for the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Indonesia Index (“MSCI Indonesia Index”)1. The Fund’s total returns for the periods ended June 30, 2015 are based on the reported NAV on each financial reporting period end.

Share Price & NAV

For the six months ended June 30, 2015, based on market price, the Fund’s total return was -16.4%, assuming reinvestment of dividends and distributions. The Fund’s share price decreased 16.4% over the period, from $8.41 on December 31, 2014 to $7.03 on June 30, 2015. The Fund’s share price on December 31, 2014 represented a discount of 9.6% to the NAV per share of $9.30 on that date, compared with a discount of 11.9% to the NAV per share of $7.98 on June 30, 2015.

Open Market Repurchase Program

The Fund’s policy is to consider buying back Fund shares on the open market when the Fund trades at a certain discount to the NAV and management believes such repurchases may enhance shareholder value. During the six-month period ended June 30, 2015, the Fund did not repurchase any shares through this program.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, I invite you to visit the Fund on the web at www.aberdeenif.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other timely data.

Enroll in our email services and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short

All amounts are U.S. Dollars unless otherwise stated.

[1]

The MSCI Indonesia Index is designed to measure the performance of the large cap and mid cap segments of the Indonesian market. With 30 constituents, the Index covers about 85% of the Indonesian equity universe. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Indonesia Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

Contact us

•       Visit us: http://www.aberdeen-asset.us/cef or www.aberdeenif.com;

•       Watch us: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv;

•       Email us: InvestorRelations@aberdeen-asset.com; or

•       Call us: 1-800-522-5465 (toll free in the U.S.)

Yours sincerely,

/s/ Christian Pittard
Christian Pittard
President

2	Aberdeen Indonesia Fund, Inc.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Report of the Investment Adviser (unaudited)

Market/economic review

The Indonesian stock market lost ground over the six–month period ended June 30, 2015, hampered by lackluster corporate earnings and sluggish growth fears, while jitters intensified over the Greek debt crisis. Continued weak demand for commodities and delays in government investment projects weighed on economic activity. The weaker rupiah also heightened investors’ risk-aversion. President Joko Widodo’s (Jokowi) first budget will cut the fiscal deficit and boost infrastructure spending by nearly 50% from his predecessor’s proposal, aided by savings from slashing fuel subsidies. On a positive note, infrastructure investment may potentially pick up in the second half of 2015, as President Jokowi kicked off the construction of two power plants in Java. Indonesia’s participation as one of the founding members of the China-led Asian Infrastructure Investment Bank also raised hopes for increased Chinese investments.

Fund performance review

The Fund underperformed versus its benchmark, the MSCI Indonesia Index, for the six-month period ended June 30, 2015 (-14.2% vs. -11.7%). Performance was hindered mainly by overall stock selection.

The Fund’s holding in Wintermar Offshore detracted from performance as the company, which operates support vessels for oil and gas exploration, reported weaker results amid the slump in oil prices and higher expenses. We see this as a cyclical downturn, and we believe the firm’s solid fundamentals will enable it to benefit when energy prices recover.

Additionally, the holding in Holcim Indonesia hurt Fund performance. The cement-maker’s shares fell in line with other cement stocks as President Jokowi requested state-owned producers to cut prices. Our view is that as infrastructure projects kick off in the second half of 2015, cement demand may begin to rise. We believe that Holcim Indonesia’s new plant in East Java will be ready to meet this long-term demand growth, and widen its market reach.

The Fund’s holding in Multi Bintang also weighed on performance as the brewer reported relatively weaker first-quarter 2015 results amid a tightening regulatory environment. The Fund’s underweight relative to the benchmark MSCI Indonesia Index in Telekomunikasi Indonesia detracted from performance as the telecom reported improved first-quarter revenue and net profit.

Conversely, the holding in Bank Permata aided Fund performance as the lender rose on better-than-expected first-quarter results. Net interest income increased 17% compared to a year ago, partially due to a lower base effect, while fee income also grew at a healthy 16%. The Fund’s holding in fuel distributor AKR Corp. also benefited performance, as its share price rallied following robust results on the back of expanding margins.

Meanwhile, another Fund holding, plantation company MP Evans, increased based on reported results that outperformed the market’s expectations, as production growth from its Indonesian estates offset softer crude palm oil prices.

Outlook

In our opinion, global uncertainty is likely to remain for the second half of 2015 and weigh on external demand. Economic growth, in turn, may potentially become more dependent on the successful execution of infrastructure projects. Thus far, delays in these projects have dampened growth, and the rupiah has suffered, but there is hope, in our view, for the pace of infrastructure spending to pick up in the second half of the year. Conversely, we think that Indonesia could benefit from still-low oil prices in the form of reduced fuel subsidies, while plans to cut corporate tax and relax mortgage regulation may also spur growth. Despite the potentially difficult environment ahead, we currently remain comfortable with the ability of the Fund’s holdings to deliver attractive returns over the long term. Overall, the Fund’s portfolio has exposure across many sectors of Indonesia’s economy, backed by what we believe are capable management, dominant market positions, and attractive returns-on-equity.

Aberdeen Asset Management Asia Limited

Aberdeen Indonesia Fund, Inc.	3

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the MSCI Indonesia Index, for the 1-year, 3-year, 5-year and 10-year periods ended June 30, 2015.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-19.7%	-5.3%	2.9%	10.5%
Market Value	-20.9%	-6.4%	2.7%	9.3%
MCSI Indonesia Index	-8.0%	-2.1%	2.5%	13.9%

Returns represent past performance. Total investment return at net asset value (NAV) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes investment management fees, administrative fees (such as Director and legal fees) and custodial charges. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on June 30, 2015. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Aberdeen Asset Management Inc. has entered into an agreement with the Fund to cap Investor Relation Services, without which performance would be lower. See Note 3 in the Notes to Financial Statements. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenif.com or by calling 800-522-5465.

The net operating expense ratio, excluding fee waivers, based on the six months ended June 30, 2015 was 1.57%. The net expense ratio net of fee waivers based on the six months ended June 30, 2015 was 1.55%.

4	Aberdeen Indonesia Fund, Inc.

Portfolio Composition (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 subindustries. An industry classification standard sector can include more than one industry. As of June 30, 2015, the Fund did not have more than 25% of its assets invested in any industry except banks (a part of the financial sector), which accounted for 27.3% of the Fund’s assets due to market changes that occurred after the Fund made its last purchase of shares of a banking company. The sectors, as classified by GICS sectors, are comprised of several industries.

As of June 30, 2015, the Fund held 99.7% of its net assets in equities and 0.3% in a short-term investment.

Sector Allocation	As a Percentage of Net Assets
Financials*	28.0%
Consumer Staples	22.7%
Consumer Discretionary	19.8%
Materials	10.7%
Industrials	7.4%
Telecommunication Services	5.6%
Utilities	2.1%
Energy	1.9%
Health Care	1.5%
Short-Term Investment	0.3%
100.0%

*                As of June 30, 2015 the Financials sector consisted of two industries; Banks and Capital Markets at 27.3% and 0.7% respectively, of the Fund’s Net Assets.

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of June 30, 2015:

Name of Security	As a Percentage of Net Assets
Bank Permata Tbk PT	13.0%
Bank OCBC NISP Tbk PT	10.4%
Jardine Cycle & Carriage Ltd.	8.2%
Unilever Indonesia Tbk PT	5.4%
M.P. Evans Group PLC	5.3%
Holcim Indonesia Tbk PT	4.8%
Sepatu Bata Tbk PT	4.1%
Mandom Indonesia Tbk PT	4.0%
Bank Central Asia Tbk PT	3.9%
Petra Foods Ltd.	3.7%

Aberdeen Indonesia Fund, Inc.	5

Portfolio of Investments (unaudited)

As of June 30, 2015

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—99.7%
COMMON STOCKS—99.5%
INDONESIA—99.5%
AUTOMOBILES—3.0%
4,331,610	Astra International Tbk PT(a)	$ 2,292,782
BANKS—27.3%
2,932,000	Bank Central Asia Tbk PT(a)	2,960,959
84,830,884	Bank OCBC NISP Tbk PT(b)	7,857,952
82,861,894	Bank Permata Tbk PT	9,819,748
		20,638,659
BEVERAGES—2.2%
3,220,000	Multi Bintang Indonesia Tbk PT	1,690,606
CAPITAL MARKETS—0.7%
1,361,100	Saratoga Investama Sedaya PT(b)	493,855
CONSTRUCTION MATERIALS—7.7%
31,993,900	Holcim Indonesia Tbk PT(a)	3,595,180
1,426,000	Indocement Tunggal Prakarsa Tbk PT(a)	2,228,818
		5,823,998
DISTRIBUTORS—8.2%
253,500	Jardine Cycle & Carriage Ltd.(a)(c)	6,223,527
DIVERSIFIED TELECOMMUNICATION SERVICES—5.6%
11,527,800	Telekomunikasi Indonesia Persero Tbk PT(a)	2,526,826
6,178,000	XL Axiata Tbk PT(a)(b)	1,704,008
		4,230,834
FOOD & STAPLES RETAILING—2.1%
11,245,000	Hero Supermarket Tbk PT(a)(b)	1,561,938
FOOD PRODUCTS—9.0%
603,299	M.P. Evans Group PLC(d)	3,990,800
1,092,000	Petra Foods Ltd.	2,837,733
		6,828,533
GAS UTILITIES—2.1%
5,030,500	Perusahaan Gas Negara Persero Tbk PT(a)	1,624,888
HOUSEHOLD PRODUCTS—5.4%
1,375,000	Unilever Indonesia Tbk PT(a)	4,064,938
MACHINERY—3.0%
1,485,000	United Tractors Tbk PT(a)	2,264,807
MARINE—1.3%
40,282,047	Wintermar Offshore Marine Tbk PT(a)	987,711
METALS & MINING—3.0%
11,332,500	Vale Indonesia Tbk PT(a)	2,297,847
MULTILINE RETAIL—1.8%
26,683,000	Ramayana Lestari Sentosa Tbk PT(a)	1,379,027

6	Aberdeen Indonesia Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of June 30, 2015

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
INDONESIA (continued)
OIL, GAS & CONSUMABLE FUELS—1.9%
1,528,000	Indo Tambangraya Megah Tbk PT(a)	$ 1,468,531
PERSONAL PRODUCTS—4.0%
2,165,800	Mandom Indonesia Tbk PT	2,988,991
PHARMACEUTICALS—1.5%
125,000	Merck Tbk PT	1,143,821
SPECIALTY RETAIL—2.5%
38,712,000	Ace Hardware Indonesia Tbk PT(a)	1,870,836
TEXTILES, APPAREL & LUXURY GOODS—4.1%
39,100,000	Sepatu Bata Tbk PT	3,079,317
TRADING COMPANIES & DISTRIBUTORS—3.1%
5,248,000	AKR Corporindo Tbk PT(a)	2,328,455
	Total Common Stocks	75,283,901
RIGHTS—0.2%
INDONESIA—0.2%
28,167	Jardine Cycle & Carriage Ltd.(b)(c)	148,482
	Total Rights	148,482
	Total Long-Term Investments—99.7% (cost $65,800,096)	75,432,383
SHORT-TERM INVESTMENT—0.3%
$255,000	Repurchase Agreement, Fixed Income Clearing Corp., 0.00% dated 06/30/2015, due 07/01/2015 repurchase price $255,000, collateralized by U.S. Treasury Note, maturing 04/30/2022; total market value of $260,363	255,000
	Total Short-Term Investment—0.3% (cost $255,000)	255,000
	Total Investments—100.0% (cost $66,055,096)(e)	75,687,383
	Liabilities in Excess of Other Assets—0.0%	(32,778)
	Net Assets—100.0%	$75,654,605

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Singapore listed security, but majority of the company’s business is conducted in Indonesia.
(d)	UK listed security, but majority of the company’s business is conducted in Indonesia.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See Notes to Financial Statements.

Aberdeen Indonesia Fund, Inc.	7

Statement of Assets and Liabilities (unaudited)

As of June 30, 2015

Assets
Investments, at value (cost $65,800,096)	$ 75,432,383
Repurchase agreement, at value (cost $255,000)	255,000
Foreign currency, at value (cost $406,673)	405,136
Cash	424
Dividends receivable	72,691
Prepaid expenses	22,199
Total assets	76,187,833
Liabilities
Investment advisory fees payable (Note 3)	197,924
Payable for investments purchased	187,310
Director fees payable	52,695
Administration fee payable (Note 3)	16,142
Investor relations fees payable (Note 3)	9,970
Accrued expenses	69,187
Total liabilities	533,228

Net Assets	$75,654,605
Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$ 9,485
Paid-in capital in excess of par	63,297,278
Accumulated net investment income	393,515
Accumulated net realized gain from investment and foreign currency transactions	2,323,270
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	9,631,057
Net Assets	$75,654,605
Net asset value per common share based on 9,485,247 shares issued and outstanding	$ 7.98

See Notes to Financial Statements.

8	Aberdeen Indonesia Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2015

Net Investment Income
Income
Dividends (net of foreign withholding taxes of $148,396)	$ 1,071,814
Total Investment Income	1,071,814
Expenses
Investment advisory fee (Note 3)	403,834
Directors’ fees and expenses	68,677
Administration fee (Note 3)	32,963
Custodian’s fees and expenses	32,219
Investor relations fees and expenses (Note 3)	28,395
Reports to shareholders and proxy solicitation	21,277
Independent auditors’ fees and expenses	17,830
Insurance expense	12,341
Transfer agent’s fees and expenses	11,489
Legal fees and expenses	6,970
Miscellaneous	9,523
Total operating expenses before reimbursed/waived expenses	645,518
Investor relations fee waiver (Note 3)	(7,896)
Net expenses	637,622

Net Investment Income	434,192
Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Transactions
Net realized gain/(loss) from:
Investment transactions	1,878,510
Foreign currency transactions	(82,480)
1,796,030
Net change in unrealized appreciation/(depreciation) on:
Investments	(14,771,591)
Foreign currency translation	(9,627)
(14,781,218)
Net realized and unrealized loss from investment and foreign currency related transactions	(12,985,188)
Net Decrease in Net Assets Resulting from Operations	$(12,550,996)

See Notes to Financial Statements.

Aberdeen Indonesia Fund, Inc.	9

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2015 (unaudited)	For the Year Ended December 31, 2014
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 434,192	$ 451,166
Net realized gain from investment and foreign currency related transactions	1,796,030	4,397,886
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(14,781,218)	2,766,814
Net increase/(decrease) in net assets resulting from operations	(12,550,996)	7,615,866
Distributions to Shareholders from:
Net investment income	—	(507,745)
Net realized gains	—	(4,761,404)
Net decrease in net assets from distributions	—	(5,269,149)
Change in net assets resulting from operations	(12,550,996)	2,346,717
Net Assets:
Beginning of period	88,205,601	85,858,884
End of period (including accumulated net investment income/(distributions in excess of net investment income) of $393,515 and ($40,677), respectively)	$75,654,605	$88,205,601

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

10	Aberdeen Indonesia Fund, Inc.

Financial Highlights

	For the Six Months Ended June 30, 2015		For the Fiscal Years Ended December 31,
	(unaudited)		2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$9.30		$9.05	$13.05	$12.88	$14.39	$10.17
Net investment income	0.05		0.05	0.06	0.14	0.16	0.07
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(1.37)		0.75	(2.54)	2.51	(0.51)	5.19
Total from investment operations applicable to common shareholders	(1.32)		0.80	(2.48)	2.65	(0.35)	5.26
Dividends and distributions to shareholders:
Net investment income	—		(0.05)	(0.06)	(0.11)	(0.17)	(0.07)
Net realized gains	—		(0.50)	(1.36)	(2.37)	(0.99)	(0.97)
Total distributions	—		(0.55)	(1.42)	(2.48)	(1.16)	(1.04)
Capital Share Transactions:
Impact due to capital shares issued from stock distribution (Note 5)	—		—	(0.10)	—	—	—
Total capital share transactions	—		—	(0.10)	—	—	—
Net asset value per common share, end of period	$7.98		$9.30	$9.05	$13.05	$12.88	$14.39
Market value, end of period	$7.03		$8.41	$8.26	$11.67	$11.78	$13.31

Total Investment Return Based on(b):
Market value	(16.41%	)	8.63%	(17.42% )	19.00%	(3.05% )	51.35%
Net asset value	(14.19%	)	9.64%	(19.09% )	21.71%	(1.95% )	52.85%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$75,655		$88,206	$85,859	$107,975	$106,516	$119,035
Average net assets applicable to common shareholders (000 omitted)	$83,091		$98,181	$119,507	$118,819	$116,435	$105,572
Net operating expenses, net of fee waivers	1.55%	(c)	1.53%	1.43%	1.42%	1.43%	1.52%
Net operating expenses, excluding fee waivers	1.57%	(c)	—	—	—	—	—
Net investment income	1.05%	(c)	0.46%	0.48%	0.96%	1.12%	0.54%
Portfolio turnover	3.87%		5.00%	11.97%	16.64%	5.15%	10.20%

(a)	Based on average shares outstanding.

(b)

Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)	Annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Indonesia Fund, Inc.	11

Notes to Financial Statements (unaudited)

June 30, 2015

1. Organization

Aberdeen Indonesia Fund, Inc. (the “Fund”) was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Fund trades on the NYSE MKT under the ticker symbol “IF”.

The Fund seeks long-term capital appreciation as a primary objective and income as a secondary objective by investing primarily in Indonesian equity and debt securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

(a) Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors (the “Board”). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

12	Aberdeen Indonesia Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2015

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Long-Term Investments
Banks	$17,677,700	$2,960,959	$–	$20,638,659
Beverages	1,690,606	–	–	1,690,606
Capital Markets	493,855	–	–	493,855
Food Products	6,828,533	–	–	6,828,533
Personal Products	2,988,991	–	–	2,988,991
Pharmaceuticals	1,143,821	–	–	1,143,821
Textiles, Apparel & Luxury Goods	3,079,317	–	–	3,079,317
Other	–	38,420,119	–	38,420,119
Rights	148,482	–	–	148,482
Short-Term Investment	–	255,000	–	255,000
Total	$34,051,305	$41,636,078	$–	$75,687,383

Amounts listed as “–“ are $0 or round to $0.

The Fund held no Level 3 securities at June 30, 2015.

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the six months ended June 30, 2015, a security issued by Wintermar Offshore Marine Tbk PT in the amount of $987,711, transferred from Level 1 to Level 2 because there was a valuation factor applied at June 30, 2015. Also, securities issued by Mandom Indonesia Tbk PT and Petra Foods Ltd. in the amounts of $2,988,991 and $2,837,733, respectively, transferred from Level 2 to Level 1 because there was no valuation factor applied at June 30, 2015. For the six months ended June 30, 2015, there were no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the Portfolio of Investments. The Fund held a repurchase agreement of $255,000 as of June 30, 2015. The value of the related collateral exceeded the value of the repurchase agreement at June 30, 2015.

(c) Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)           market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)        purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

Aberdeen Indonesia Fund, Inc.	13

Notes to Financial Statements (unaudited) (continued)

June 30, 2015

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

(e) Rights Issues and Warrants:

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

(f) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, wash sales and passive foreign investment companies.

(g) Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31 are subject to such review.

(h) Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

3. Agreements and Transactions with Affiliates

(a) Investment Adviser:

Aberdeen Asset Management Asia Limited (“AAMAL” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments.

14	Aberdeen Indonesia Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2015

AAMAL is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAMAL receives, as compensation for its advisory services from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $50 million of the Fund’s average weekly net assets, 0.95% of the next $50 million and 0.90% of amounts above $100 million. For the six months ended June 30, 2015, AAMAL earned $403,834 for advisory services to the Fund.

(b) Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMAL, is the Fund’s administrator, pursuant to an Administration Agreement under which AAMI receives a fee from the Fund computed monthly and payable quarterly, at an annual fee rate of 0.08% of the Fund’s net monthly assets. For the six months ended June 30, 2015, AAMI earned $32,963 from the Fund for administration services.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

Effective January 1, 2015, investor relations services fees are capped at an annual rate of 0.05% of the Fund’s average net assets. For the six months ended June 30, 2015, the Fund incurred fees of approximately $28,598 of which AAMI waived $7,896, for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Directors’ Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, up to 100% of the annual retainer can be invested in shares of the Fund. During the six-month period ended June 30, 2015, no shares were purchased pursuant to the Directors’ compensation plan. As of June 30, 2015, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2015, were $3,194,645 and $5,246,159, respectively.

5. Capital

The authorized capital of the Fund is 100,000,000 shares of $0.001 par value common stock. As of June 30, 2015, there were 9,485,247 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

The Board authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value and when the Fund’s shares are trading at a discount to net asset value of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended June 30, 2015, the Fund did not repurchase shares through this program.

7. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Aberdeen Indonesia Fund, Inc.	15

Notes to Financial Statements (unaudited) (concluded)

June 30, 2015

(b) Risks Associated with Indonesian Markets:

The limited liquidity of the Indonesian and other foreign securities markets may also affect the Fund’s ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that it is unable to acquire desired portfolio positions quickly; conversely the Fund’s inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian and other foreign securities, the purchase and sale prices for such securities and the timing of purchases and sales.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of June 30, 2015 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$66,055,096	$21,513,664	$(11,881,377)	$9,632,287

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements as of June 30, 2015.

16	Aberdeen Indonesia Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on March 26, 2015 at 712 Fifth Avenue, 49th Floor, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect two Class III directors, each to serve for a three-year term:

	Votes For	Votes Withheld
Enrique R. Arzac	3,612,238	3,532,472
Steven N. Rapport	3,612,085	3,532,625

Directors whose term of office continued beyond this meeting are as follows: James J. Cattano and Lawrence J. Fox.

Aberdeen Indonesia Fund, Inc.	17

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Corporate Information

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Lawrence J. Fox

Steven N. Rappaport

Officers

Christian Pittard, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Alan Goodson, Vice President

Bev Hendry, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Jennifer Nichols, Vice President

Nick Robinson, Vice President

Lucia Sitar, Vice President

Hugh Young, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Management Asia Limited
21 Church Street
#01-01 Capital Square Two
Singapore 049480

Administrator

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company
1 Iron Street 5th Floor
Boston, MA 02210

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 30170
College Station, TX 77842-3170

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103
1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of June 30, 2015 were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Indonesia Fund, Inc. are traded on the NYSE MKT Exchange under the symbol “IF”. Information about the Fund’s net asset value and market price is available at www.aberdeenif.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Indonesia Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

*Diversification does not necessarily ensure return or protect against a loss.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

IF-SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b)  During the period ended June 30, 2015, there were no changes in the Portfolio Managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
January 1 through January 31, 2015	None	None	None	827,192
February 1 through February 28, 2015	None	None	None	827,192

March 1 through March 31, 2015	None	None	None	827,192
April 1 through April 30, 2015	None	None	None	827,192
May 1 through May 31, 2015	None	None	None	827,192
June 1 through June 30, 2015	None	None	None	827,192
Total	None	None	None	--

1 The plan was authorized on December 6, 2011.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2015, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Indonesia Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Indonesia Fund, Inc.

Date: September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Indonesia Fund, Inc.

Date: September 4, 2015

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Indonesia Fund, Inc.

Date: September 4, 2015